UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 4, 2015
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

______________________________________
Two Rincon Center
121 Spear Street, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2015, Castlight Health, Inc. ("Castlight”) issued a press release announcing its results for the three and nine months ended September 30, 2015. The press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2015, the Board of Directors of Castlight appointed John C. Doyle as Chief Operating Officer effective immediately. Mr. Doyle, 47, has served Castlight as our Chief Financial Officer, Vice President and Treasurer since November 2012 and will continue such service as he assumes the office of Chief Operating Officer. Mr. Doyle's compensation will remain unchanged in connection with his appointment as Chief Operating Officer.

Item 8.01 Other Events.

Castlight and Anthem, Inc., on behalf of itself and its affiliated companies have entered into a strategic arrangement whereby Castlight will power Anthem’s transparency services and the companies will collaborate on sales efforts. Castlight has begun to build the technology infrastructure to support this process and does not believe that this development will materially impact its financial results in 2015. A copy of the press release announcing the relationship is attached to this current report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information under Item 2.02 in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information under Item 2.02 in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by Castlight, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated November 4, 2015, entitled "Castlight Health Announces Third Quarter 2015 Results"
99.2	Press Release, dated November 4, 2015, entitled “Anthem and Castlight Collaborate to Help Accelerate and Enable Broader Healthcare Consumerism”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: November 4, 2015	By:	/s/ John C. Doyle
John C. Doyle
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated November 4, 2015, entitled "Castlight Health Announces Third Quarter 2015 Results"
99.2	Press Release, dated November 4, 2015, entitled “Anthem and Castlight Collaborate to Help Accelerate and Enable Broader Healthcare Consumerism”